Rule 497(c)
                                                               File No.  33-7740
                                                               File No. 811-6662

                             FX CURRENCY VALUE FUND
                                 400 HABER ROAD
                              CARY, ILLINOIS 60013
                                 (800) 282-2319

PROSPECTUS
   FX Currency Value Fund (the "Fund") is a non-diversified, open-end management investment company -- a mutual fund. The Fund is the first of what is anticipated to be a series of funds, to be known as The Dracena Funds, to be created by Dracena Funds, Inc.
   The Fund's objective is to provide investors with both current income and capital appreciation in accordance with a global investment strategy, which means that the Fund's investments will be allocated among securities denominated in U.S. dollars and securities denominated in the currencies of a number of foreign countries. The Fund's global approach may allow it to realize a higher yield than funds which invest in only U.S. securities, as the debt instruments of many foreign governments currently pay a higher rate of interest than similar instruments of the United States Government. These potentially higher yields are generally accompanied by higher risk. See "Risk Factors."
   A factor in determining whether the Fund will invest in a particular bond is the opinion of the Fund's advisers that the Fund's exposure to fluctuations in the price of the currency in which the bond is denominated can be managed so as to benefit the Fund. A rise in the price of the currency relative to the U.S. dollar may result in higher yields to investors, although correspondingly a fall in the price of the currency relative to the U.S. dollar could result in lower yields, or losses. If the price of the currency is expected to continue to rise relative to the U.S. dollar, the Fund may elect to take no specific action with respect to the Fund's possible exposure to fluctuations in the price of that currency. If, however, the price of the currency is expected to fall relative to the U.S. dollar, the Fund will employ an investment technique known as "Currency Overlay" to manage that currency exposure of its bond portfolios, principally by purchasing foreign forward currency exchange contracts. The Fund will also use the speculative technique known as leverage to increase funds available for investment. See "Investment Objectives" for a more detailed discussion.
   This Prospectus concisely sets forth information about the Fund, including sales charges and operating and distribution expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.
   Additional information about the Fund has been filed with the Securities and Exchange Commission and is contained in a Statement of Additional Information dated June 20, 1995, as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting Rodney Square Distributors, Inc. ("Rodney Square Distributors") or by calling 1-800-282-2319. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                     THIS PROSPECTUS IS DATED JUNE 20, 1995
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FX CURRENCY VALUE FUND
----------------------








                                TABLE OF CONTENTS



SUMMARY............................................................... 3

THE FUND'S EXPENSES................................................... 4

INVESTMENT OBJECTIVE.................................................. 5

CERTAIN SECURITIES, POLICIES AND INVESTMENT TECHNIQUES................ 8

RISK FACTORS..........................................................11

MANAGEMENT OF THE FUND................................................14

PURCHASE OF SHARES....................................................18

REDEMPTION OF SHARES..................................................22

SERIES FUND EXCHANGE PRIVILEGE........................................24

VALUATION OF SHARES...................................................25

DIVIDENDS AND DISTRIBUTIONS...........................................25

TAX MATTERS...........................................................26

GENERAL INFORMATION...................................................30

BACKUP WITHHOLDING INSTRUCTIONS.......................................31

APPLICATION & NEW ACCOUNT REGISTRATION................................33

APPLICATION FOR TELEPHONE REDEMPTION OPTION...........................36













                                        2
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FX CURRENCY VALUE FUND
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SUMMARY
  THE FUND. Dracena Funds, Inc. is a Maryland corporation organized as an open-end, series, management investment company. Currently, Dracena Funds, Inc. has only one fund, FX Currency Value Fund, a non-diversified, open-end management investment company _ a mutual fund. The Fund is the first of what is anticipated to be a series of funds, to be known as The Dracena Funds, to be created by Dracena Funds, Inc. The Fund's objective is to provide investors with both current income and capital appreciation in accordance with a global investment strategy, which means that the Fund's investments will be allocated among securities denominated in U.S. dollars and securities denominated in the currencies of a number of foreign countries. The Fund's global approach may allow it to realize a higher yield than funds which invest in only U.S. securities, as the debt instruments of many foreign governments currently pay a higher rate of interest than similar instruments of the United States Government. These potentially higher yields are generally accompanied by higher risk. See "Risk Factors." The Fund will employ an investment technique known as "Currency Overlay" to manage the currency exposure of its bond portfolios, principally by purchasing foreign forward currency exchange contracts. The Fund will also use the speculative technique known as leverage to increase funds available for investment. See "Investment Objectives" for a more detailed discussion.
   THE FUND MANAGER. Dracena Funds Group, Inc. ("DFG" or the "Manager") serves as the Fund's manager pursuant to a Management Agreement (the "Management Agreement"). Under the terms of the Management Agreement, DFG supervises all aspects of the Fund's operations and, with the assistance of three specialist co-advisers, provides investment advisory services to the Fund. As compensation for these services, the Manager receives a fee based on the Fund's average daily net assets. See "Management of the Fund."
   PURCHASING SHARES. Shares of the Fund are offered by this Prospectus at net asset value. The minimum investment in the Fund is $1,000. Additional investments must be at least $50. The Distributor of the Fund's shares is Rodney Square Distributors, Inc. The Fund may reduce or waive the minimum investment under certain conditions. See "Purchase of Shares."
   REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at net asset value at any time and without charge. See "Redemption of Shares."
   DISTRIBUTIONS. The Fund declares and pays dividends, if available, at least annually. Dividends and distributions of the Fund may be paid directly to you by check, or reinvested in additional shares of the Fund. See "Dividends and Distributions" and "Tax Matters."
   RISK CONSIDERATIONS. An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Fund, including those relating to investments in foreign securities. Such risks include among others currency fluctuations, expropriation, confiscation, diplomatic developments, and social instability. By investing in bonds denominated in currencies other than the U.S. dollar, the value of the Fund's assets may appreciate in the event of upward fluctuations in currency exchange rates, but likewise may depreciate in the event of downward fluctuations.
  Investors should be aware that the Fund, by employing the investment technique known as "Currency Overlay," is engaging in transactions the success of which is dependent on the advisers' judgment as to the timing, direction and amount of currency price fluctuations. While the use of this technique is intended to assist the Fund in managing its exposure to currency fluctuations,



                                        3
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FX CURRENCY VALUE FUND
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the  technique  may,  if  successfully employed,  result  in  gains  that  would
otherwise  not  have  been  realized  for  the  Fund,  but  likewise   may,   if
unsuccessful, result in losses. Further, the use of such investment techniques and strategies could adversely affect the special federal income tax status of the Fund.
   The Fund is classified as non-diversified, which means that there is no restriction under the Investment Company Act of 1940, as amended (the "1940 Act"), on the percentage that may be invested at any one time in the assets of any one issuer. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer, or single country, than would be the case if it were more
broadly  diversified.   Further, the extent to  which  the  Fund  is  not  fully
diversified could adversely affect the income tax status of the Fund. See "Risk Factors" in this Prospectus.
THE FUND'S EXPENSES
   The following table lists the costs and expenses that an investor will incur either directly or indirectly as a shareholder of the Fund, based upon the maximum sales charge that may be incurred at the time of purchase and the Fund's operating expenses for its most recent fiscal year.
SHAREHOLDER TRANSACTION EXPENSES:
   Maximum sales charge imposed on purchases
   (as a percentage of offering price)..............       4.50%*
   Sales Charge Imposed on Reinvested
   Dividends........................................        None
   Deferred Sales Charge Imposed on
   Redemptions......................................        None
   Redemption Fee...................................        None
ANNUAL FUND OPERATING EXPENSES:
(as a percentage of average net assets)
   Management fees..................................       1.70%**
   Rule 12b-1 fees..................................       0.40%
   Other expenses...................................       0.80%
                                                          ------
   Total Fund Operating Expenses....................       2.90%
                                                          ======
 * The sales charge set forth in the above table is the maximum charge imposed on purchases of shares of the Fund, and investors may pay actual charges of less than 4.5%, as described under "Purchase of Shares." Long term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 ** Management fees payable by the Fund include management fees payable monthly to Dracena Funds Group, Inc. at the annual rate of 0.60% of the Fund's average daily net assets, and include investment advisory fees payable monthly to KAM, Inc. ("KAM"), Rohden Capital Management, Ltd. and Princeton International L.L.P. at the annual rate in the aggregate of 1.10% of the Fund's average daily net assets. The nature of the services for which the Fund pays management fees is described under "Management of the Fund." The management fees are higher than the management fee paid by most other investment companies.
   For additional disclosure relating to the management fees, see "Management of the Fund," which appears at page 13 of this Prospectus.



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FX CURRENCY VALUE FUND
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EXAMPLE*
   The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon (a) payment by an investor of a sales charge at the maximum 4.5% rate, (b) payment by the Fund of operating expenses at the levels set forth in the table above, and (c) the following assumptions:
                                                      1 Year       3 Years
                                                      ------       -------
      A shareholder would pay the following expenses
        on a $1,000 investment, assuming (1) 5% annual
        return and (2) redemption at the end of each
        time period:.................................. $73          $131

      * This  example is based on  estimated operating expenses  for the
        Fund's  first fiscal year.   Actual expenses may be  greater  or
        less than those shown.  Moreover, while the table assumes  a  5%
        annual return, the Fund's actual performance will vary  and  may result in an actual return greater or less than 5%.
INVESTMENT OBJECTIVE
   The Fund intends to provide investors with current income while seeking opportunities for capital appreciation. The Fund's portfolio is managed in accordance with a global investment strategy, which means that the Fund's investments will be allocated among securities denominated in the U.S. dollar and securities denominated in the currencies of a number of foreign countries. Fundamental economic strength, credit quality, interest rate trends and currency exchange rates are the principal factors considered by the Fund's manager, Dracena Funds Group, Inc. (the "Manager"), in association with the Fund's co-advisers, in determining whether to increase or decrease the emphasis placed on a particular type of security in the Fund's portfolio. Although the Fund intends to invest substantially all of its total assets directly in the debt of governments (or any of their political subdivisions, authorities, agencies or instrumentalities), or of supranational entities, throughout the world, the Fund may also invest in certain foreign currency contracts, futures, options, and other investments described below. The Fund's investment objective is a fundamental policy and may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. All other investment policies of the Fund that are not specified as fundamental may be changed by the Board of Directors without the approval of the shareholders.
  Under normal market conditions, the Fund will invest at least 65% of its total assets in bonds or other debt securities denominated in currencies other than the U.S. dollar issued by the governments or governmental agencies of at least three different countries other than the United States. For the purpose of this policy, a bond is a debt instrument. The Fund will not be limited to investments in bonds of any particular duration, and may therefore invest in long or short term bonds. The Fund will not invest more than 25% of its net assets in securities issued by a single foreign government or entity, other than the United States, or more than 25% of its net assets in securities issued by supranational entities individually or as a group. The Fund may invest its net assets in securities denominated in currencies other than the U.S. dollar, including, among others: British pound sterling, Canadian dollar, French franc, German mark, Spanish peseta, Portuguese escudo, Austrian schilling, Swedish krona, Finnish markka, Singapore dollar and Japanese yen.


                                        5
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FX CURRENCY VALUE FUND
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   The  Fund  is  not  limited  to investments in any  particular  countries  or
currencies.   The  Fund's  investments may be issued  by  organizations  located anywhere and may be traded inside or outside the countries that issue the currencies in which the respective investments are denominated. The Fund can invest in obligations of any type or issuer, including governments and their agencies, instrumentalities or political subdivisions; corporations, banks and other business organizations; and supranational organizations, such as the Asian Development Bank, the European Economic Community, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations and the World Bank, which are chartered to promote economic development and are supported by various governments and governmental entities. The Fund is not diversified and may be invested in relatively few issuers at any given time.
   The  Fund  may  invest  in instruments denominated  in  any  currency.   Debt
instruments of emerging market countries may be below investment grade, commonly referred to as "junk bonds." The Fund will not invest more than 5% of its net assets in debt instruments that are below investment grade. "Investment grade" debt instruments are those rated within the four highest quality grades as determined by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's"). Securities rated Aaa by Moody's and AAA by Standard & Poor's are judged to be of the best quality and carry the smallest degree of risk. Securities rated at the fourth highest category, Baa by Moody's and BBB by Standard & Poor's, lack high quality investment characteristics and, in fact, have speculative characteristics as well. Debt instruments that are deemed to be below investment grade entail greater risks of untimely interest and principal payments, default, and price volatility than investment grade securities, and may present problems of liquidity and valuation. See Appendix A of the Statement of Additional Information for additional information concerning investment grade debt ratings.
   The Fund will invest in foreign government bonds, including bonds denominated in foreign currencies and issued or guaranteed by foreign national, provincial, state, municipal, or other governments with taxing authority, or by their agencies or instrumentalities, and supranational entities (e.g., international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions
and   related  government  agencies).   The  obligation  of  foreign  government
entities,  including  supranational issuers, have various  kinds  of  government
support.    Although  obligations  of  foreign  governmental  entities   include
obligations issued or guaranteed by national, provincial, state or other governments with taxing power, or by their agencies, these obligations may or may not be supported by the full faith and credit of a foreign government.
   Specific investment decisions will be made by the co-investment advisers specializing in particular instruments under the general supervision of the
Manager.   In making international investments in debt instruments, the  Manager
(through  the  co-investment advisers) may consider,  among  other  things,  the relative growth and inflation rates of different countries. The Manager may also consider expected changes in foreign currency exchange rates, including the prospects for central bank intervention, in determining the anticipated returns
of  securities  denominated  in foreign currencies.   The  Manager  may  further
evaluate, among other things, foreign yield curves and regulatory and political factors, including the fiscal and monetary policies of such countries.
   In order to protect and enhance the capital value of the Fund, the Manager will from time to time employ a technique known as "Currency Overlay." A factor in determining whether the Fund will invest in a particular bond is the opinion


                                        6
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FX CURRENCY VALUE FUND
----------------------
of the Fund's advisers that the Fund's exposure to fluctuations in the price of the currency in which the bond is denominated, relative to the U.S. dollar, can be managed so as to benefit the Fund. A rise in the price of the currency relative to the U.S. dollar may result in higher yields to investors, although correspondingly a fall in the price of the currency relative to the U.S. dollar could result in lower yields, or losses. If the price of the currency is expected to continue to rise relative to the U.S. dollar, the Fund may elect to take no specific action with respect to the Fund's possible exposure to fluctuations in the price of that currency. If, however, the price of the currency is expected to fall relative to the U.S. dollar, the Fund will employ an investment technique known as "Currency Overlay."
   A "Currency Overlay," then, is used to manage the exposure of the Fund to fluctuations in prices of foreign currencies. As indicated, when the Fund's advisers are analyzing a particular bond to determine whether or not it is a good investment, one factor in the analysis, for a foreign bond, will be the exposure to currency fluctuations that an investment in the security creates. Thus, the Fund endeavors to manage separately the currency exposure created by its international investment decisions. Typically, this will mean that the Fund will take offsetting currency hedging positions to reduce the currency risk for the Fund. For instance, the Fund may intend to invest in a bond denominated in Japanese yen because the fundamentals of that investment, apart from the currency exposure, seem sound. If the outlook for the yen itself is negative relative to the U.S. dollar, however, the Fund may, for example, enter into a forward contract to sell an amount of yen equal to the principal plus interest on the bond for a fixed amount of U.S. dollars. The Fund could also in these circumstances, for example, enter into a forward contract to buy a currency that is expected to move inversely to the yen. This hedge of the currency exposure is known as a "Currency Overlay."
  Thus, in determining whether to invest in a particular bond, the Manager will, among other factors, analyze the Fund's exposure to fluctuations in the currency in which the bond is denominated. If the Manager determines that it is appropriate to hedge against the risk of a downward fluctuation of that currency vis-a-vis the U.S. dollar or other currencies in which the Fund holds a position, the Manager may purchase a forward contract in another currency that the Manager believes will rise in price. Thus, the risk of a fluctuation in the currency in which the bond is denominated, and in which both interest and principal payments are made, may be hedged against a different currency, or currencies, so that the currency exposure is no longer simply an exposure to fluctuations in the currency in which the bond is denominated.
  The use of this technique will allow the Manager to invest in the bond markets that it believes offer the best opportunities for total return regardless of the prospects for the currencies involved, and then to invest in the currencies that the Manager believes offer the best opportunities to protect and enhance capital. The Manager principally will use forward contracts to construct the "Currency Overlay." The Manager could use futures and options also, but intends to do so, if at all, only in the occasional event of a short term fluctuation in the price of a currency where there is insufficient time to arrange a forward contract.
   The Manager intends to place the Fund in the major currencies perceived to be in, or about to enter, a strengthening phase and to avoid those in, or about to enter, a phase of relative weakness. In making currency decisions, a wholly global stance will be pursued by the Manager. Consideration will be given to both fundamental economic and financial data such as relative GNP growth, the balance of payments position, inflation and interest rates, as well as short

                                        7
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FX CURRENCY VALUE FUND
----------------------
term factors such as political events and market sentiment. The Currency Overlay will be employed on a medium to long term basis and not on a day to day trading approach. Not more than 5% of the Fund's assets may be invested in futures and options needed to construct the Currency Overlay, although more than 5% may be invested in forward currency contracts. Should the Manager misperceive certain economic trends, the Fund's net asset value may be affected adversely as a result of this investment technique.
   The Manager will also invest Fund assets in United States government securities, and in options, futures contracts and repurchase transactions with respect to such securities. As used in this prospectus, the term "United States government securities" refers to debt securities denominated in U.S. dollars, issued or guaranteed by the United States Government, or by its various agencies or instrumentalities.
   The foregoing represent examples of the foreign instruments in which the Fund may invest as of the date of this Prospectus that are denominated in the foreign currencies. New instruments, however, are evolving continually and the Fund reserves authority to invest in those new instruments to the extent consistent with investment objective and policies. To the extent that those new instruments would involve a material change in the information contained herein, they will not be purchased until such time as this Prospectus is appropriately supplemented to disclose their use.
   When purchasing foreign debt and United States government securities, the Manager may take full advantage of the entire range of maturities of such securities and may adjust the average maturity of the investments held in the portfolio from time to time, depending upon its assessment of relative yields of securities of different maturities and its expectations of future changes in interest rates.
  Notwithstanding the above, the Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, high quality short term money market instruments, and in bills, notes or bonds issued by the United States Treasury Department or by other agencies of the United States Government for temporary defensive purposes during periods that the Manager considers to be unsuitable for the Fund's normal investment strategy.
CERTAIN SECURITIES, POLICIES AND INVESTMENT TECHNIQUES
 FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
   The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the
Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund



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FX CURRENCY VALUE FUND
----------------------
believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.
   The Fund may maintain "short" positions in forward currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency - for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars
- at a future date in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund would establish with its custodian a segregated account consisting of cash, United States government securities or other high grade debt securities equal to the fluctuating market value of the currency as to which the short position is being maintained. The segregated account will be adjusted at least daily to reflect changes in the market value of the short position. Unanticipated increases in the price of the currency as to which the short position is being maintained will result in losses for the Fund.
 CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS
   Through the purchase of foreign currency futures contracts, and the purchase and sale of related options on such futures contracts, the Manager may also at times, when there is insufficient time to arrange a suitable forward contract, seek to hedge against a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which it plans to purchase for the Fund, especially a decline in value or increase in price caused by currency fluctuations, or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. In order to hedge its portfolio at times when, in the opinion of the Manager, a suitable forward contract is not available, the Fund may invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge in circumstances where the Fund either owns or anticipates owning securities denominated in the particular currency. If it is anticipated that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, again in circumstances where the Fund either owns or anticipates owning securities denominated in the particular currency. The Fund will write (sell) only covered call options on currency futures. This means that the Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing.
   While forward contracts are privately negotiated, futures contracts are standardized and are traded on designated commodities markets. In many other respects, however, forward contracts and futures are similar. Like a forward contract, a currency futures contract sale creates an obligation by the Fund, as



                                        9
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FX CURRENCY VALUE FUND
----------------------
seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.
 BORROWING
   The Fund may borrow for investment purposes. This borrowing for investment, which is known as leverage, generally will be unsecured, except as described below. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. See "Risk Factors." The Fund intends to use leverage during periods when the Manager believes that the interest payments and other costs with respect to such borrowings or indebtedness will be exceeded by the anticipated total returns (a combination of income and appreciation) on such available investments.
   As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed, and, as a matter of fundamental policy, the Fund, in leveraging its investments, will borrow money only from banks and only in amounts not to exceed in the aggregate 331/3% of the value of the Fund's net assets. The Fund will borrow only to the extent that the Fund meets the 300% coverage test described above. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three business days, will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Both the maintenance of this percentage limitation and the need to give effect to redemption requests may result in the sale of the Fund's portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so. The Fund may pledge portfolio securities as the Manager deems appropriate in connection with the borrowings employed to purchase or carry securities as described above. The Fund also may borrow up to 5% of its net assets as a temporary measure for extraordinary or emergency purposes.
 ILLIQUID AND RESTRICTED SECURITIES
   The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days. Subject to such limitation, the Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above, provided that a determination is made that such securities have a readily available trading market. The Manager, under the supervision and direction of the Board of Directors, will determine the liquidity of Rule 144A securities.


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FX CURRENCY VALUE FUND
----------------------
If as a result of changed conditions it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed by the Manager, under the supervision and direction of the Board of Directors, to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities. The Board of Directors is ultimately responsible for determining the liquidity of Rule 144A Securities.
 PORTFOLIO TURNOVER
   The  Manager  anticipates that the annual portfolio turnover  rate  will  not exceed 200% for the Fund. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may cause the Fund's brokerage commissions and other transaction costs to be higher than those of most other mutual funds, and might cause the Fund to lose its status as a regulated investment company if, generally, 30% or more of the Fund's gross income is derived from the sale or other disposition of stock or securities that have been held by the Fund for less than 3 months. To the extent that higher portfolio turnover results in a higher rate of net realized capital gains to a Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends and Distributions" and "Tax Matters."
   For further discussion with regard to the Fund's investment strategies, policies and investment techniques, see "Investment Strategies and Risks" in the Fund's Statement of Additional Information.
RISK FACTORS
   By itself, the Fund does not constitute a balanced investment plan. Unlike funds that emphasize U.S. dollar-denominated securities, the Fund's net asset value per share can change significantly when the underlying foreign currencies in which the Fund may be invested strengthen or weaken against the U.S. dollar. The following general factors that may affect the Fund's values and yields should be considered when making your investment decision.
 FOREIGN SECURITIES GENERALLY
   The Fund's investing in foreign securities involves considerations that are not typically associated with investing in securities of U.S. issuers. Less information may be available about foreign securities issuers than about domestic issuers and foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Foreign securities and their markets may not be as liquid as U.S. securities and their markets. Securities of some foreign issuers may involve greater market risk than securities of U.S. issuers. Investment in foreign securities may result in higher expenses than investing in domestic securities because of the cost of converting foreign currencies to U.S. dollars and expenses relating to foreign custody. Investment in foreign securities may also be subject to local economic or political risks, including instability of some foreign governments, the possibility of currency blockage or the imposition of withholding taxes on dividend or interest payments and the potential for exploration, nationalization or confiscatory taxation and limitations on the use or removal of funds or other assets.

FX CURRENCY VALUE FUND
----------------------
 GENERAL ECONOMIC AND POLITICAL RISKS
   The economies of foreign countries may differ unfavorably from the U.S. economy in such respects as growth of domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Further, such economies generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in countries in which they trade.
    With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulations, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain and/or enforce collection of a judgment in a court outside of the United States.
 DEBT SECURITIES
   Generally, the value of debt instruments will change as interest rates fluctuate. During periods of falling interest rates, the values of outstanding long term debt obligations generally rise. Conversely, during periods of rising interest rates, the value of such securities generally decline. The magnitude of these fluctuations generally will be greater for securities with longer maturities. Investment in the Fund's shares also involves special consideration of the risks relating to the ability of the Fund to invest in lower rated securities, including a risk of untimely payment or loss of income or principal. See "Investment Objective."
 INVESTMENT AND REPATRIATION RESTRICTIONS
   Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specially authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds.
   In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the charters of individual companies in foreign countries to prevent, among other concerns, violation of foreign investment limitations.
   Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.
 FOREIGN CURRENCY CONSIDERATIONS
   Although the Fund's investments generally will be denominated in foreign currencies and most income paid by such investments will be in foreign currencies, the Fund will compute and distribute its income in U.S. dollars. The computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the

FX CURRENCY VALUE FUND
----------------------
foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements.
   The value of the assets of the Fund as measured in U.S. dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.
   In addition, investors should be aware that the Fund, by employing the investment technique known as "Currency Overlay," is engaging in transactions the success of which is dependent on the advisers' judgment as to the timing, direction and amount of currency price fluctuations. While the use of this technique is intended to assist the Fund in managing its exposure to currency fluctuations, the technique may, if successfully employed, result in gains that would otherwise not have been realized for the Fund, but likewise may, if unsuccessful, result in losses. Further, the use of such investment techniques and strategies could adversely affect the special federal income tax status of the Fund.
 BORROWING
   Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales.
 NON-DIVERSIFICATION
   The Fund is non-diversified, which means that there is no restriction under the 1940 Act on the percentage that may be invested at any one time in the assets of any one issuer. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer, or single country, than would be the case if it were more broadly diversified. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market's assessment of the issuers.

FX CURRENCY VALUE FUND
----------------------
   Under normal market conditions, the Fund may have up to, but never more than, 25% of its assets invested in securities issued by a single foreign government or entity or 25% of its assets invested in securities issued by supranational entities individually or as a group, other than the United States. During periods when the Fund's advisors determine that the Fund should be in a temporary defensive position with respect to any such country or industry, the Fund may reduce its assets in such country or industry in favor of investing elsewhere. The Fund's advisors may determine that the adoption of a temporary defensive position with respect to issuers in a specific country or industry is appropriate on the basis of such factors as political, economic, market or regulatory developments affecting that industry, as well as on the basis of factors that may affect the advisability of engaging in combined or synthetic investment positions, such as relative yields, the liquidity of relevant markets, the existing currency exchange controls or limitations and the Fund's liquidity needs. A focus on any country or industry may result in increased exposure to the specific risks pertaining to that industry or government and may subject the Fund to greater risk and price fluctuation due to the more limited number of issuers potentially represented in its portfolio.
 TAX STATUS
   The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment taxable income and net capital gains that it distributes to shareholders.
   To qualify as a regulated investment company, the Fund must, among other things, satisfy certain source of income and asset diversification tests. The Fund intends to employ certain investment techniques involving foreign currencies and options, futures and forward contracts thereon, the gain on which could be disqualified income for purposes of the source of income test. Moreover, certain of these investment techniques could be considered disqualified assets for purposes of the asset diversification test. The Fund intends to invest substantially all of its total assets directly in, among others, the debt securities of governments (or any of their political subdivisions, authorities, agencies or instrumentalities) or supranational entities supported thereby. As to any government, its political subdivisions, authorities, agencies or instrumentalities, or supranational entities supported thereby, such debt securities could be treated as debt securities of a single "issuer" for purposes of the asset diversification test, which treatment may negatively impact the Fund's ability to qualify as a regulated investment company. See "Tax Matters."
   For further discussion with regard to the Fund's other risk considerations, see "Other Risk Factors and Special Considerations" in the Fund's Statement of Additional Information.
MANAGEMENT OF THE FUND
   Overall responsibility for management and supervision of the Fund rests with the directors of Dracena Funds, Inc., who approve all significant agreements between Dracena Funds, Inc., the Fund and the persons or companies that furnish day-to-day services to the Fund, including agreements with the Fund manager, investment advisers, administrator, distributor, custodian and transfer agent. As of the date of this Prospectus, Alfred R. Gerebizza and Daniel H. Spitzer each owned 50% of the outstanding common stock of KAM, and Mr. Gerebizza owned 45%, and Mr. Spitzer owned 46% of the outstanding common stock of Dracena Funds

FX CURRENCY VALUE FUND
----------------------
Group, Inc. (formerly known as FX Currency Management, Inc. and Haven Fund Group, Inc.). Van K. Tharp owns non-voting, convertible preferred stock and a note issued by DFG. As of the date of this Prospectus the Ronald G. Herdman I.R.A. owned 100% of the outstanding common stock of Dracena Funds, Inc. Accordingly, three members of management, Messrs. Spitzer and Gerebizza, each of whom is also an officer and director of Dracena Funds, Inc., and Mr. Tharp, who is a director of Dracena Funds, Inc., are affiliated with Dracena Funds Group, Inc., and two members of management, Messrs. Spitzer and Gerebizza, are affiliated with KAM. The Statement of Additional Information contains general background information regarding each individual member of management.
 FUND MANAGER - DRACENA FUNDS GROUP, INC.
   Dracena Funds Group, Inc., located at 400 Haber Road, Cary, Illinois, 60013, was formed in 1991. DFG manages the Fund's operations pursuant to a signed agreement with the Fund. Although at the present time DFG manages only the Fund, it is anticipated, should the Fund be successful, that it will take on additional clients. DFG has been responsible for the Fund's organization and the negotiation of all administrative and advisory agreements. Although the Fund's officers and directors have final authority relative to these issues, they rely substantially on the guidance of DFG.
   Subject to overall supervision by the Fund's Board of Directors, and in accordance with the Fund's stated policies, each of DFG and the advisers has investment discretion and may make investment decisions affecting the Fund's portfolio. DFG and the Fund's advisers select all investments for the Fund and place purchase and sale orders on behalf of the Fund. DFG and KAM are affiliates. DFG has not previously acted as manager to any other mutual funds.
   The Fund will pay a monthly fee at an annualized rate of 0.6% of the average daily net asset value of the Fund for all management services of DFG. The management fee, in combination with the fees of the co-advisers, described below, is higher than that paid by most other mutual funds.
 CO-INVESTMENT ADVISER - KAM, INC.
   Subject to the supervision and direction of the Fund's Board of Directors and the Manager, KAM concentrates on currencies, in accordance with the Fund's investment objectives and stated investment policies, pursuant to an investment advisory agreement executed by Dracena Funds, Inc. (the "Advisory Agreement"). KAM is a newly organized registered investment adviser established to provide investment management services, primarily in the form of investment programs offering diversified portfolios in international currencies, to institutions. KAM employs professional portfolio managers who provide research services to the Fund. KAM, an investment adviser registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), was organized in 1992 under the laws of the State of Colorado and is located at 400 Haber Road, Cary, Illinois, 60013.
   KAM has not previously acted as investment adviser to an investment company. Pursuant to the Advisory Agreement, KAM will receive a monthly fee at an annualized rate of 0.5% of the Fund's average daily net assets for the performance of its services thereunder, a portion of which may be re-allowed or paid to others. The advisory fee is higher than that paid by most other mutual funds.
 CO-INVESTMENT ADVISER - PRINCETON INTERNATIONAL L.L.P.
    Princeton International L.L.P. ("PI"), is a co-adviser to the Fund, concentrating in sovereign debt and cash investing, pursuant to an advisory agreement with Dracena Funds, Inc. PI has not previously acted as an investment

FX CURRENCY VALUE FUND
----------------------
adviser to an investment company. PI will receive a monthly fee at an annualized rate of 0.3% of the Fund's average daily net assets for the performance of its services to the Fund. PI, an investment adviser registered under the Advisers Act was organized in 1992 as a partnership, under the laws of the State of Texas and is located at 12695 Whittington Drive, Houston, Texas 77077. Robert D. Watson, the majority partner of Princeton International L.L.P., is also a licensed broker and an associated person with Makefield Securities, a brokerage firm which has entered into a selected dealer's agreement with the Fund's Distributor. Pursuant to the selected dealer's agreement, Mr. Watson will receive standard reallowances of the sales charge and trail commissions as a result of investments by his brokerage clients in the Fund.
 CO-INVESTMENT ADVISER - ROHDEN CAPITAL MANAGEMENT, LTD.
   Rohden Capital Management, Ltd. ("RCM"), is a co-adviser to the Fund, concentrating in debt investments, pursuant to an advisory agreement with Dracena Funds, Inc. RCM has not previously acted as an investment adviser to an investment company. RCM will receive a monthly fee at an annualized rate of 0.3% of the Fund's average daily net assets for the performance of its services to the Fund. RCM, an investment adviser registered under the Advisers Act, was organized in 1990 under the laws of the State of Illinois, is wholly owned by Lawrence R. Powell, and is located at 38 Blaine Avenue, Hinsdale, Illinois 60521.
 PERSONNEL
   Daniel H. Spitzer and Alfred R. Gerebizza are primarily responsible, with the assistance of Messrs. Watson and Powell, for the day-to-day management of the Fund's portfolio. Messrs. Spitzer and Gerebizza have owned and operated Kenzie Asset Management, Inc. ("Kenzie") since 1990. Kenzie is a consulting company specializing in consulting for banks and other institutions on foreign exchange transactions. Messrs. Spitzer and Gerebizza previously had been principals, since 1984, in a consulting company named Alfred Gerebizza, Ltd. Mr. Spitzer, 36, graduated with a B.S. from Northern Illinois University in 1982. In 1993 Mr. Spitzer formed, and is presently an officer of, the Fixed Income Group of the Investment Analysts' Society. Mr. Gerebizza, 40, graduated with a B.A. from Northern Illinois University in 1977.
  The individuals at PI who are principally responsible for advising the Manager are Robert D. Watson and W. Scott Hill. Mr. Watson, 34, has been a sovereign asset manager for over ten years, specializing in U.S. Treasury and agency securities. He received his Bachelor of Science in Business, with a major in accounting and a minor in finance, from Texas A&M University in 1987. While pursuing his formal education, he served in the U.S. Army Reserve as an intelligence analyst concentrating on the economic analysis of Eastern Europe and the Balkan countries. Since 1987, through PI, he has provided sovereign fixed income research and management to public and private investors throughout the United States and abroad. He is presently managing principal at PI. W. Scott Hill, 27, joined PI in 1991 as an Economic Analyst focusing on factors that effect the movements of inflation and consequently interest rates. Mr. Hill subsequently served as an internal administrator and later as trader. During his tenure with PI, he has had extensive experience working with many different types of fixed-income instruments and their portfolio applications. He now serves as a Portfolio Manager. He received his Bachelor of Arts in Economics at Texas A&M University in 1991.

FX CURRENCY VALUE FUND
----------------------
   The individual at RCM who is principally responsible for advising the Manager is Lawrence R. Powell. Mr. Powell, 33, has since November, 1990, been President and sole shareholder of RCM. From May, 1988 to November, 1990, Mr. Powell was personally registered as a commodity trading adviser. From 1987-1988, he was a principal of A.P. Financial, Inc., an introducing broker, and from 1985-1987 he was an options and futures trader. Mr. Powell graduated from the University of Arizona in 1983 with a Bachelor of Science degree in Finance and Real Estate.
 ADMINISTRATOR - RODNEY SQUARE MANAGEMENT CORPORATION
   The Fund has entered into an Administration Agreement and an Accounting Services Agreement with Rodney Square Management Corporation, ("Rodney Square"), located at 1100 North Market Street, Wilmington, Delaware, 19890 (the "Administrator"), pursuant to each of which the Fund pays Rodney Square a fee at an annual rate based upon the average daily net assets of the Fund, with a minimum annual fee of $50,000 under the Administration Agreement and $75,000 under the Accounting Services Agreement. As the Administrator, Rodney Square provides certain administrative and accounting services, including among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing, financial statements, and arranging for the maintenance of books and records.
 DISTRIBUTOR - RODNEY SQUARE DISTRIBUTORS INC.
   Rodney Square Distributors, Inc. ("Rodney Square Distributors" or the "Distributor") is located at 1100 North Market Street, Wilmington, DE. 19890 and serves as distributor of the Fund's shares. Rodney Square Distributors is paid an annual fee by the Fund of 0.40% of average daily net assets, plus reimbursement of actual expenses incurred above the amount of the fee up to a combined maximum of 0.75% of average daily net assets, for certain expenses incurred in connection with the offering and sale of shares. The annual fee, authorized pursuant to a Distribution Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, is calculated at the annual rate of
0.40% of the value of the average daily net assets of the Fund and is used by Rodney Square Distributors to cover expenses that are primarily intended to result in, or that are primarily attributable to, the sale of shares of the
Fund. In addition to the annual fee, the Plan also provides for the further reimbursement of allowable expenses above 0.40% up to 0.75% of average daily net assets). The Fund does not presently anticipate that the aggregate of payments under the Plan will exceed 0.40% of average daily net assets for its first full year of operations. Payments of the annual fee of 0.40% to the Distributor under the Plan are not directly tied to expenses and payments under the Plan and may be more or less than actual expenses incurred by the Distributor. The excess of fees received over expenditures may constitute a "profit" to the Distributor. The expenses that the Plan is intended to authorize expenses include: costs of printing and distributing the Fund's Prospectus, Statement of Additional Information and sales literature to prospective investors; an allocation of overhead and other Rodney Square Distributors branch office distribution-related expenses; and payments to and expenses of persons who provide support services in connection with the distribution of shares of the Fund. In addition, a related Shareholder Servicing Plan authorizes up to 0.25% of average daily net assets for shareholder servicing. The Shareholder Servicing Plan authorizes expenses relating to shareholder account adminstration and servicing such as: answering inquiries regarding account status; answering inquiries regarding the Fund; and assisting in processing purchase and redemption transaction.

FX CURRENCY VALUE FUND
----------------------
   Although it is anticipated that some promotional activities will be conducted in common for the Fund and any other existing or future fund in the same series as the Fund ("Series Fund"), payments made by the Fund under its Plan generally will be used to finance the distribution of shares of the Fund. Common expenses incurred in connection with activities on behalf of the Fund and those of other funds may be allocated pro rata among all such entities on the basis of their relative net assets.
   Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by Rodney Square Distributors and such payments may exceed distribution expenses actually incurred by Rodney Square Distributors. The Board of Directors of the Fund will evaluate the appropriateness of the Plan and the payment terms on a continuing basis and in doing so will consider all relevant factors, including all expenses borne, and amounts received, by Rodney Square Distributors under the Plan.
   Rodney Square Distributors, Inc. is a member of the National Association of Securities Dealers, Inc. (the "NASD"). In the event that any amendments to Rule 12b-1 under the 1940 Act or the NASD's Rules of Fair Practice are adopted that are inconsistent with the Plan, the Fund's management would consider various actions, including proposing amendments to, or causing the termination of, the Plan. The Fund is unable to predict whether such amendments will be proposed, or, if proposed, whether they will be adopted at any time in the future.
 CUSTODY ARRANGEMENTS
   Barclays Bank plc (the "Custodian") serves as custodian of the Fund's investments. The Custodian acts as the depository for the Fund, safekeeps certain of its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund's request and maintains records in connection with its duties. The Custodian's address is Barclays Bank plc, 75 Wall Street, New York, New York, 10265.
 TRANSFER AGENCY ARRANGEMENTS
   Rodney Square serves as the Fund's transfer agent pursuant to a transfer agency agreement (the "Transfer Agent"). As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder services functions. Rodney Square's address is Rodney Square North, 1100 N. Market Street, Wilmington, Delaware, 19890-0001.
PURCHASE OF SHARES
   Purchase of the Fund's shares must be made through Rodney Square Distributors or a broker that has a selected dealer's agreement with Rodney Square
Distributors (a "Participating Dealer"). The Fund and Rodney Square Distributors each reserve the right to reject any purchase order and to suspend the offering of shares for a period of time.
   The minimum initial investment in the Fund is $1,000, except that the minimum initial investment for individual retirement accounts, Keogh plans, 401(k) plans and other retirement plans ("retirement plans") is $250, and the minimum initial investment for certain directors, officers and employees of the Fund and the Manager, among others, is $500. Subsequent investments must be at least $50, except that the minimum subsequent investment for retirement accounts is $25. The Manager or the Distributor, in their discretion, may waive these minimums for qualifying programs with broker-dealers. The Fund reserves the right at any time to vary the initial and subsequent investment minimums.

FX CURRENCY VALUE FUND
----------------------
   The Fund's shares are offered on a continuous basis by Rodney Square Distributors. All investments must be made in U.S. dollars and, to avoid fees and delays, checks should be drawn only on U.S. banks. A charge may be imposed if any check used for investment does not clear. The Fund and Rodney Square Distributors reserve the right to reject any purchase order in whole or in part.
   If an order, together with payment in proper form, is received by Rodney Square, as transfer agent, by the close of regular trading on the New York Stock Exchange (the "Exchange"), generally 4:00 p.m., Eastern time, Fund shares will be purchased at the Fund's next determined net asset value. Orders for Fund shares received after the close of regular trading on the Exchange, generally 4:00 p.m., Eastern time, will be purchased at the net asset value determined on the next day the Exchange is open for trading.
   Investors may purchase shares of the Fund from Rodney Square Distributors or other Participating Dealers who have entered into a selected dealer's agreement with Rodney Square Distributors. Investors should contact their securities dealer directly for appropriate instructions, as well as information pertaining to accounts and any related fees. Purchase orders through Participating Dealers are effected, plus applicable charges, at the next determined net asset value after receipt of the order by such Participating Dealer, and it is the responsibility of the Participating Dealer to transmit orders on a timely basis to Rodney Square as the Fund's transfer agent. Other investors may purchase Fund shares by mail or by wire as specified below.
 BY MAIL: You may purchase shares by sending a check drawn on a U.S. bank payable to FX Currency Value Fund, along with a completed Application, to FX Currency Value Fund, c/o Rodney Square Management Corporation, P.O. Box 8987, Wilmington, DE 19899-9752. A purchase order sent by overnight mail should be sent to FX Currency Value Fund, c/o Rodney Square Management Corporation, Rodney Square North, 1105 N. Market Street, Wilmington, DE 19801. If a subsequent investment is being made, the check should also indicate your Fund account number. When you purchase by check, the Fund may withhold payment on redemptions until it is reasonably satisfied that the funds are collected (which can take up to 10 days). If you purchase shares with a check that does not clear, your purchase will be cancelled and you will be responsible for any losses or fees incurred in that transaction.
 BY WIRE: You may purchase shares by wiring federal funds. To advise the Fund of the wire, and if making an initial purchase, to obtain an account number, you must telephone Rodney Square at (800) 282-2319. Once you have an account number, instruct your bank to wire federal funds to Rodney Square Distributors, c/o Wilmington Trust Company, Wilmington, DE - ABA #0311-0009-2, attention: FX Currency Value Fund, DDA #2670-9504, Attn: David Young, further credit - your account number and your name. If you make an initial purchase by wire, you must promptly forward a completed Application to Rodney Square Distributors at the address stated above under "By Mail."
 INDIVIDUAL RETIREMENT ACCOUNTS. Fund shares may be purchased for a tax-deferred retirement plan such as an individual retirement account ("IRA"). For an application for an IRA and a brochure describing a Fund IRA, call Rodney Square Distributors at (800) 282-2319. Wilmington Trust Company makes available its services as IRA custodian for each shareholder account that is established as an IRA. For these services, Wilmington Trust Company receives an annual fee of $10.00 per account, which fee is paid directly to Wilmington Trust Company by the IRA shareholder. If the fee is not paid by the date due, Fund shares owned by the IRA will be redeemed automatically for purposes of making the payment.

FX CURRENCY VALUE FUND
----------------------
 AUTOMATIC INVESTMENT PLAN. Shareholders may purchase Fund shares through an Automatic Investment Plan. Under the plan, Rodney Square Distributors, at regular intervals, will automatically debit a shareholder's bank checking account in an amount of $50 or more (subsequent to the $1,000 minimum initial investment), as specified by the shareholder. A shareholder may elect to invest the specified amount monthly, bimonthly, quarterly, semiannually or annually. The purchase of Fund shares will be effected at their offering price at the close of regular trading on the Exchange (the "Exchange") (currently 4:00 p.m., Eastern time) on or about the 20th day of the month. To obtain an Application for the Automatic Investment Plan, check the appropriate box of the Application at the end of this Prospectus or call Rodney Square Distributors at (800) 282-2319.
 OFFERING PRICE. Except as noted below, effective June 20, 1995, the public offering price of shares of the Fund is the net asset value per share plus a sales charge, which is imposed in accordance with the following schedule:
                                                             AMOUNT OF SALES
                                                            CHARGE REALLOWED
                               SALES CHARGE  SALES CHARGE    TO DEALERS AS A
                                 AS % OF      AS % OF NET    PERCENTAGE OF
      AMOUNT OF INVESTMENT    OFFERING PRICE  ASSET VALUE    OFFERING PRICE*
      --------------------    -------------- ------------   ----------------
      Less than $50,000.......     4.50%         4.71%           4.00%
      $50,000 to $99,000......     4.00%         4.17%           3.50%
      $100,000 to $249,000....     3.50%         3.63%           3.10%
      $250,000 to $499,000....     2.00%         2.04%           1.70%
      $500,000 to $999,999....     1.00%         1.01%           0.70%
      $1,000,000 or more......   No Charge                       0.25%**

      *   At  the  discretion of the Manager, the entire sales charge may at  times be reallowed to dealers.  The Staff of the Securities and  Exchange Commission has indicated that dealers who receive
          more   than   90%  of  the  sales  charge  may  be   considered
          underwriters.
      **  This  figure is 0.25% of the amount of the transaction,  and is paid by the Manager, but the Manager will be reimbursed by  the
          Fund therefor.
   The Fund receives the net asset value. The sales charge is allocated between the investor's investment dealer and Rodney Square Distributors. At the discretion of Rodney Square Distributors, however, the entire sales charge may at times be reallowed to Participating Dealers. The Manager or Rodney Square Distributors may, at their expense, provide additional promotional incentives or payments to dealers that sell shares of the Fund. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares.
   In addition, the Fund pays ongoing trail commissions to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts at the annual rate of 25 basis points (0.25%) of the average balance of accounts for which such persons are the dealers of record. These trail commissions constitute expenses authorized under the Shareholder Servicing Plan.

FX CURRENCY VALUE FUND
----------------------
 RIGHT OF ACCUMULATION
   Reduced sales charges apply on a cumulative basis over any period of time. Thus, the value of all shares of the Fund owned by an investor, taken at the current net asset value, can be combined with a current purchase to determine the rate of sales charges applicable to the current purchase. In order to receive the cumulative quantity reduction, the existing shares of the Fund held by an investor must be called to the attention of the Transfer Agent at the time of the current purchase; otherwise, the investor will not be able to receive the cumulative quantity reduction with respect to that current purchase.
 LETTER OF INTENT
   You may qualify for a reduced sales charge on your purchase of shares of the Fund immediately by completing the Letter of Intent section of the application for investment (the "Letter of Intent"), in which you state your intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge. The terms of the Letter of Intent include provisions granting an escrow of 5% of the amount of your total intended purchase to Rodney Square Distributors to assure that the full applicable sales charge will be paid if you do not complete the intended purchase. Additional information regarding the Letter of Intent is provided in the Statement of Additional Information.
   Rights of accumulation and letter of intent applies to purchases by a "single purchaser," i.e.: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own accounts; (c) a pension, profit-sharing or other employee benefit plan qualified or nonqualified under Section 401 of the Code; and (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code.
 REDUCED SALES CHARGES
   Reduced sales charges are available to investors who are eligible to combine their purchases of shares of the Fund to receive volume discounts. Investors eligible to receive volume discounts include individuals and their immediate families, tax-qualified employee benefit plans and trustees or other professional fiduciaries (including banks, and investment advisers registered with the Securities and Exchange Commission under the Advisers Act) purchasing shares for one or more trust estates or fiduciary accounts even though more than one beneficiary is involved. In the event that Dracena Funds, Inc. establishes additional funds, reduced sales charges will also be available under a combined right of accumulation under which an investor may combine the value of shares of the Fund that he or she already holds with the value of shares of other mutual funds in The Dracena Funds Group of funds that are sold with a sales charge, along with the value of the Fund shares being purchased, to qualify for a reduced sales charge in accordance with the schedule set forth above. For example, if an investor owns shares of the Fund and other series funds sold with a sales charge that have an aggregate value of $92,000, and makes an additional investment in the Fund of $9,000, the sales charge applicable to the additional investment would be 3.5% rather than the 4.0% normally charged on a $9,000 purchase. Investors interested in further information regarding volume discounts should contact the Fund.
   Shares of the Fund may be offered without a sales charge to (a) employees of DFG, KAM, RCM, and PI, and IRAs and employee benefit plans for those employees and the spouses and minor children of those employees when orders on their behalf are placed by the employees; (b) any other investment company in connection with the combination of the company with the Fund by merger,

FX CURRENCY VALUE FUND
----------------------
acquisition of assets or otherwise; (c) shareholders who have redeemed shares in the Fund (or in another fund in The Dracena Funds Group of funds that is sold with a sales charge of at least 2%) and who wish to reinvest their redemption proceeds in the Fund, so long as the reinvestment is made within 30 days of the redemption.
 GENERAL
   Federal tax regulations require that investors provide a certified Taxpayer Identification Number and certain other required certifications upon opening or reopening an account in order to avoid withholding of taxes on distributions or redemptions by the Fund. See the Fund's New Account Application attached to this Prospectus for further information concerning this requirement. Share certificates will only be issued by the Fund if necessary or if requested by the investor.
REDEMPTION OF SHARES
   Shareholders may redeem their shares without charge on any date that the Fund calculates its net asset value (see "Valuation of Shares"). Shareholders may, however, incur a charge from a broker if the shareholder utilizes the services of such broker in effecting the redemption of his or her shares. Redemption will be effected at the net asset value per share next determined after receipt of a redemption request meeting the requirements described below. Redemption proceeds are transmitted to the shareholder for credit to the shareholder's account at the Participating Dealer generally on the business day following receipt of a redemption request but, in any event, payment will be made within seven (7) days thereafter.
   The Fund will normally transmit redemption proceeds for credit to the shareholder's account at the Participating Dealer at no charge on the business day following receipt of a redemption request. Generally, these proceeds will not be invested for the shareholder's benefit without specific instruction, and the Participating Dealer will benefit from the use of temporarily uninvested proceeds. A shareholder who pays for shares by personal check will be credited with the proceeds of a redemption of those shares when the purchase check has been collected, which may take up to ten (10) days. A shareholder who anticipates the need for more immediate access to his or her investment should purchase the shares with federal funds, a bank wire or by a certified or cashier's check.
  A Fund account which is reduced by a shareholder to a value of $500 or less is subject to involuntary redemption by the Fund, but only after the shareholder has been given at least 30 days prior notice in which to increase the account balance to $500 or more.
  SHARES MAY BE REDEEMED IN ANY OF THE FOLLOWING WAYS THROUGH THE TRANSFER AGENT OR A PARTICIPATING DEALER:
     * Redemption by Mail
     * Redemption by Telephone
     * Redemption by Systematic Withdrawal
  WRITTEN REDEMPTION
   Shares may be redeemed by submitting a written request for redemption to:
   FX Currency Value Fund
   c/o Rodney Square Management Corporation
   P.O. Box 8987
   Wilmington, Delaware 19899-9752

FX CURRENCY VALUE FUND
----------------------
   A written redemption request to the Fund's Transfer Agent must (a) state the number of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the recorded in the account registration. Any signature appearing on a redemption request must be guaranteed by a national bank or trust company (not a savings bank), a member bank of the Federal Reserve System or a member firm of a national securities exchange. The Fund's Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed to be properly received until the Fund's Transfer Agent receives all required documents in proper form.
 TELEPHONE REDEMPTION
   If the shareholder has actively selected telephone redemption privileges by completing the Telephone Application at the end of the Prospectus, shareholder may redeem valid shares by calling the Fund's Transfer Agent at (800) 282-2319 before the close of regular trading on the Exchange, generally 4:00 p.m. Eastern time, on any business day of the Fund. Redemption proceeds will be mailed to the shareholder's address of record as promptly as possible, but not later than seven days after receipt of the request by the Fund's Transfer Agent.
   Shareholders may elect to establish telephone redemption and exchange privileges. Such privileges will not be made available automatically without an election by the shareholder. By electing to establish telephone redemption or exchange privileges, a shareholder authorizes the Fund and its Transfer Agent to act upon the instruction of the shareholder by telephone to redeem a minimum of $2,000 but not more than $25,000 from the account for which such service has been authorized, or to effect an exchange pursuant to the Exchange Privilege (defined below under "Series Fund Exchange Privilege"). The shareholder is also agreeing that neither the Fund nor the Transfer Agent will be liable for any loss, expense or cost arising out of any telephone redemption request or telephonic exercise of the Exchange Privilege, including any fraudulent or unauthorized requests, AND THE SHAREHOLDER ALONE WILL BEAR THE RISK OF LOSS, so long as reasonable procedures are employed and the Fund or the Transfer Agent reasonably believes that the telephonic instructions are genuine.
   The Fund's Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These reasonable procedures may include (1) establishing the identity of the caller by confirming the shareholder's name, address and Social Security Number; (2) redemption proceeds will be mailed/wired only according to the previously established instructions; and, (3) a statement confirming each redemption will be mailed to the shareholder. If the Fund or the Transfer Agent does not follow such reasonable procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Shareholders may experience delays in exercising telephone redemption privileges or telephone exercise of the Exchange Privilege during periods of abnormal market activity, in which case shareholders may wish to send a written redemption request or exercise of the Exchange Privilege to the Fund's Transfer Agent by overnight mail to the following address: Rodney Square Management Corp., 1105 N. Market Street, Wilmington, Delaware, 19801.
   Shareholders may request telephone redemption privileges after an account is opened; however, the authorization form will require a signature guarantee.

FX CURRENCY VALUE FUND
----------------------
 SYSTEMATIC WITHDRAWAL PLAN
   The Fund also provides a systematic plan to be established on shareholder accounts following completion of the new account application. This account privilege is subject to the following conditions:
   (1) Establishing a withdrawal plan on a Fund account requires a minimum account balance of $10,000.
   (2) Withdrawals must be in the amounts of $50 or more and may be taken on a monthly, quarterly, semi-annual or annual basis.
   (3) Dividend and capital gain distributions must be reinvested in the account as full and fractional shares.
   (4) Redemptions are made at net asset value as of the close of regular trading on the Exchange on the 25th of each month (or the next business day).
   (5) The systematic withdrawal plan may be terminated by either the Fund or the shareholder at any time, without penalty, by written notification to the other party.
SERIES FUND EXCHANGE PRIVILEGE
   The Distributor has arranged for the availability of shares of any other future fund in The Dracena Funds group of funds in exchange for shares of the Fund; and, shares of such other funds so acquired plus any shares acquired through reinvestment of dividends on such series fund shares may be re-exchanged for shares of the Fund without a sales charge ("Exchange Privilege"). A shareholder will be able to exercise the Exchange Privilege from each account in the Fund into Series Fund shares a maximum of four times per calendar year. This Exchange Privilege does not constitute an offering or recommendation by the Fund of any Series Fund, and is only available in states in which the shares to be acquired may be legally sold. A Series Fund may be separately managed. The Fund is at the date of this Prospectus the only Series Fund.
   The above-described Exchange Privilege will be exercisable by sending written instructions to the Transfer Agent or by telephone if the shareholder has affirmatively selected telephone privileges by submitting an application for telephone redemption. (See "Written Redemption" and "Telephone Redemption," under "Redemption of Shares," above.) Exchange redemptions and purchases will be effected on the basis of the net asset values next determined after receipt of the request in proper order by the Transfer Agent. In the case of exchanges into Series Fund shares, dividends, if applicable, will generally commence on the business day following the exchange. For federal and state income tax purposes, an exchange is treated as a sale and may result in a capital gain or loss, although if the shares exchanged have been held less than 91 days, the sales  charge  paid  on  such shares is not included in the  tax  basis  of  the exchanged  shares,  but is carried over and included in the  tax  basis  of  the shares acquired. See "Purchase of Shares" in the Statement of Additional Information.
   Additional information concerning this privilege and prospectuses for any Series Fund, when available, may be obtained from Rodney Square Distributors, from a Participating Dealer, or by calling (800) 282-2319. A shareholder should read the prospectus and consider differences in objectives and policies before making any exchange. Questions concerning any Series Fund account should be addressed to the Transfer Agent. The Fund or Rodney Square Distributors can change or discontinue this privilege, although shareholders generally would be given 60 days advance notice of any termination or material amendment of the

FX CURRENCY VALUE FUND
----------------------
Exchange Privilege and shareholders who had exchanged into a Series Fund generally would be permitted to reacquire shares of the Fund without a sales charge for at least 60 days after notice of termination of the Exchange Privilege.
VALUATION OF SHARES
  The Fund's net asset value per share is calculated on each day, Monday through Friday, except on days that the Exchange is closed. The Exchange is currently scheduled to be closed on New Years's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas as well as the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.
   The Fund's net asset value per share is determined as of the close of regular trading on the Exchange, generally 4:00 p.m., eastern time, and is computed by dividing the value of the Fund's net assets by the total number of its shares outstanding. Generally, the Fund's investments are valued at market value or in the absence thereof with respect to any portfolio securities, at fair value as determined in good faith by the Board of Directors. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.
DIVIDENDS AND DISTRIBUTIONS
   The Fund currently intends to distribute substantially all of its net investment income and net capital gain, if any, at least annually. It is anticipated that the first such distributions will be declared and made in December of each year. Such distributions may consist of long and short term capital gain for the twelve-month period ending on December 31 of such calendar year. The second such distribution, if required to avoid the imposition of tax on the Fund, will be declared and made following the end of the Fund's taxable year and will include any undistributed net investment income and net capital gain for such taxable year, to the extent deemed necessary by the Fund. The amount and frequency of distributions by the Fund are not guaranteed and are subject to the discretion of the Fund's Board of Directors. There are two types of distributions which the Fund will make to its shareholders.
   1. Net Investment Income Distributions. Income in the form of dividends and interest received by the Fund in connection with its investment activities, less the expenses incurred by the Fund in its operations, is the Fund's net investment income, substantially all of which will be distributed as dividends to the Fund's shareholders.
   Any net short term capital gain realized by the Fund (taking into account any carryover of capital loss from previous years), while technically a distribution from capital gains, will be distributed to shareholders with and as a part of net investment income distributions.
   2. Net Capital Gain Distributions. Net gain recognized by the Fund on transactions involving investments held for the period required for long term capital gain or loss treatment (currently more than one year) after deduction of any net short term capital loss, which includes any capital loss carried over from previous years, will be distributed and treated as long term capital gain income in the hands of the shareholders regardless of the length of time they have held the Fund's shares.

FX CURRENCY VALUE FUND
----------------------
   Unless investors request cash distributions in writing or on the Application and New Account Registration at the back of this Prospectus, all Fund distributions will be automatically reinvested in additional shares of the Fund and credited to the shareholder's account at the closing net asset value on the reinvestment date. Investors have the right to change their election with respect to the receipt of distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has received the written request.
   For shareholders who have requested cash distributions, in the event the U.S. Postal Service is unable to deliver a check to the authorized address, the Fund's Transfer Agent will mail the check a second time. If the check is returned for the second time as undeliverable, the Fund will terminate the shareholder's election to receive dividends and other distributions in cash. The returned distribution will be reinvested and subsequent dividends and other distributions will be automatically reinvested in additional shares of the Fund. The shareholder will need to notify the Fund's Transfer Agent in writing of his or her correct address and request that dividends and other distributions be received in cash if the shareholder wishes to reinstate that option.
TAX MATTERS
   The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities, or foreign currencies, or other income (generally including gains from options, futures or forward contracts, but excluding futures contracts on commodities such as gold or oil) derived with respect to the business of investing in stock, securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities (or options, futures, or forward contracts thereon), or foreign currencies (or options, futures or forward contracts thereon) that are not directly related to the business of investing in stock or securities (or options and futures thereon) held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of its assets is represented by cash, cash items, United States government securities, securities of other regulated investment companies and other securities (provided that the securities of any one issuer shall not exceed 5% of the Fund's assets or 10% of the outstanding voting securities of the issuer), and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other regulated investment companies).
   The Fund intends to employ certain investment techniques involving foreign currencies and options, futures and forward contracts thereon that are designed to manage the Fund's foreign currency exposure. Employment of such techniques may affect the Fund's status as a regulated investment company in the following ways. First, the Fund may be restricted in effecting closing transactions within three months after entering into these transactions in order to comply with the 30% gross income test. Second, the Internal Revenue Service (the
"IRS") has been granted legislative regulatory authority to exclude from qualifying income under the 90% gross income test described above, foreign currency gains that are not directly related to the Fund's business of investing in stock and securities (or options, futures and forward contracts thereon).

FX CURRENCY VALUE FUND
----------------------
Currently, no regulations have been issued by the IRS pursuant to this grant of authority. However, it is possible that the IRS could issue regulations in the future that would disqualify all or a part of the foreign currency gains
realized  by  the  Fund  for purposes of the 90% gross  income  test.   Finally,
certain of these investment techniques may involve the acquisition of disqualified assets for purposes of the 50% asset diversification test described above, or may involve the acquisition of one or more assets, which together could be considered securities of a single issuer for purposes of the 50% and 25% asset diversification tests described above. The Fund intends to limit its use of these investment techniques so as to satisfy the 50% and 25% asset diversification tests. See "Certain Securities, Policies and Investment Techniques."
   The Fund intends to invest substantially all of its total assets directly in, among others, the securities of governments (or any of their political subdivisions, authorities, agencies or instrumentalities), or of supranational entities which are supported by various governments and governmental entities. Because the Fund is classified as "non-diversified for purposes of the securities laws," it may invest a relatively high percentage of its assets in the securities of a limited number of issuers located in a limited number of countries. It is possible that a government and certain of its political subdivisions, authorities, agencies, and instrumentalities, and supranational entities supported thereby will be treated as a single "issuer" for purposes of the 50% and 25% asset diversification tests described above, which could negatively impact the Fund's status as a regulated investment company under the Code. The Fund intends to limit its investments in such securities so as to satisfy the 50% and 25% asset diversification tests.
   As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes dividends, interest and net short term capital gain in excess of any net long term capital loss) and net capital gain (any net long term capital gain in excess of the sum of net short term capital loss) designated by the Fund as capital gain dividend, if any, that it distributes to shareholders, provided it distributes (or is deemed to distribute) at least 90% of its investment company taxable income each taxable year. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. In order to avoid the payment of the 4% excise tax, the Fund generally must declare and make (or be deemed to make) distributions on or before December 31 of each year at least equal to 98% of its ordinary income for that calendar year and at least 98% of the excess of any net capital gains for the 12 month period ending October 31 of that year, together with any undistributed amounts of ordinary income and net capital gains from the previous calendar year on which no U.S. federal income tax was paid. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income, any net capital gain and any "Section 988" gains (described below). A distribution will be treated as paid on December 31 of the calendar year if declared in October, November or December of that year to shareholders of record on a specific date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders subject to tax on such amounts in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

FX CURRENCY VALUE FUND
----------------------
   Many of the options, futures contracts and forward contracts used by the Fund will be "Section 1256 contracts." Any gains or losses on Section 1256 contracts generally will be considered 60% long term and 40% short term capital gains or losses, although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax (described above), at other times prescribed under the Code) will be "marked to market," with the result that unrealized gains or losses will be treated as though they were realized during the year and the resulting gain or loss will be treated as ordinary or 60%/40% gain or loss, depending on the circumstances.
  Generally, the hedging transactions and other transactions in options, futures contracts and forward contracts undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character and timing of gains or losses realized by the Fund. Application of the straddle rules therefore may increase the amount of short term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the elections made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions. Because application of the straddle rules may affect the character of gains or losses, defer losses or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to sharehold ers as ordinary income or long term capital gain, may be increased or decreased substantially as compared to a fund that does not engage in such hedging transactions.
   The hedging transactions and other transactions in options, futures and forward contracts undertaken by the Fund also may result in "conversion transactions." Application of the conversion transaction rules may result in all or a portion of any long term capital gain realized by the Fund from such transactions being treated as ordinary income. Because application of the conversion transaction rules may affect the character of capital gains, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long term capital gain, may be increased or decreased as compared to a fund that does not engage in such transactions.
  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such receivables, or pays such liabilities, generally will be treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains and losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also will be treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

FX CURRENCY VALUE FUND
----------------------
   Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. In addition, the Manager and Advisers will manage the Fund with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to "pass-through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign income taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass-through" for that year. Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income.
   Distributions of investment company taxable income and net capital gains will be taxable to shareholders whether made in cash or reinvested in shares. In determining amounts of net capital gains to be distributed, any capital loss carryovers from prior years will be applied against capital gain. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of the Fund on the reinvestment date.
   Any distribution of the Fund's net capital gains is treated as long term capital gain regardless of the length of time the Fund's shares have been held by the shareholder. The maximum federal income tax rate on long term capital gain income for individuals is currently 28%, as contrasted with a maximum federal income tax rate of 39.6% on ordinary income distributions. For corporate shareholders, the maximum federal income tax rate for long term capital gain income as well as ordinary income is currently 35%. Dividends paid by the Fund generally are not expected to qualify for the deduction for dividends received by corporations.
   Sales, redemptions and exchanges of shares of the Fund may result in gains or losses for tax purposes to the extent of the difference between the proceeds from the shares redeemed and the shareholder's adjusted tax basis for such shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as long term capital loss to the extent of distributions of long term capital gain dividends during such six-month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.
   Any dividends or distributions paid shortly after a purchase by an investor will have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of invested principal, will be taxable to the shareholders as ordinary income or long term

FX CURRENCY VALUE FUND
----------------------
capital gain, as described above. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced. Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.
   The foregoing discussion is included for informational purposes only. It is not intended to be a full discussion of all tax implications of an investment in the Fund. Prospective investors are urged to consult with their tax advisors with respect to the federal, state, local, foreign and other tax consequences of an investment in the Fund.
GENERAL INFORMATION
 THE COMPANY
  The Fund is a series of a Maryland corporation called Dracena Funds, Inc. (the "Company"), which was organized on March 21, 1994. The Articles of Incorpora tion permit the Board of Directors to issue up to 200 million full and fractional shares of common stock, $.01 par value per share, which may be issued in any number of series. While the Fund is currently the only series of the Company, the Board of Directors may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.
 SHAREHOLDER RIGHTS
   Shares issued by the Fund have no preemptive, conversion or subscription rights. Each whole share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Company, votes separately on matters affecting only the Fund (e.g., approval of the Investment Management Agreement); all series of the Company will vote as a single class on matters affecting all series jointly or the Company as a whole (e.g., election or removal of Directors). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Directors can, if they so choose, elect all of the Directors. While the Company is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Directors in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Company for the purpose of electing or removing Directors. Shareholders may receive assistance from the Company in communicating with other shareholders in connection with the election or removal of Directors pursuant to the provisions contained in Section 16(c) of the 1940 Act.
 PERFORMANCE INFORMATION
   From time to time, the Fund may advertise its "average annual total return" over various periods of time. Such total return figures show the average percentage change in the value of an investment in the Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for recent one, five and ten year periods, or the life of the Fund to the extent that it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering "average" total return figures for periods longer than one year, it is important to note that the

FX CURRENCY VALUE FUND
----------------------
Fund's annual total return for any one year in the period might been greater or less than the average for the entire period. The Fund also may use "aggregate" total return figures for various periods, representing the cumulative change in value of and investment in the Fund for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Both average and aggregate total returns may be calculated either with or without the effect of the maximum 4.5% sales charge and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components (i.e. change in value of initial investment, income dividends and capital gains distributions).
  In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as BARON'S, FORBES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, MORNINGSTAR MUTUAL FUND VALUES, MONEY, CHANGING TIMES, THE WALL STREET JOURNAL, FORTUNE, USA TODAY AND THE NEW YORK TIMES. Any given performance comparison should not be considered as representative of the Fund's performance for any future period. The Statement of Additional Information further describes the method used to determine the Fund's performance. Current yield quotations or total return figures may be obtained by calling (800) 282-2319.
 SHAREHOLDERS INQUIRIES
   Shareholder inquiries concerning purchases, redemptions and matters relating to accounts generally should be directed to Rodney Square at (800) 282-2319, and shareholders should call their Participating Dealer or call (800) 282-2319 for general information concerning the Fund.
BACKUP WITHHOLDING INSTRUCTIONS
  Shareholders are required by law to provide the Fund with their correct social security or other taxpayer identification number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure by a shareholder to provide a correct TIN or properly to complete the Application and New Account Registration, including Section 1, or to sign the shareholder's name in Section 1 could result in backup withholding by the Fund of an amount of income tax equal to 31% of any distributions, redemptions or other payments made to the shareholder's account. Any taxes so withheld may be credited against taxes owed on the shareholder's federal income tax return.
   A shareholder who does not have a TIN should apply for one immediately by contacting the local office of the Social Security Administration or Internal Revenue Service. Special rules apply for shareholders who are in specialized tax categories. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished.
   If a shareholder is a nonresident of the United States or other foreign entity, Sections 1 and 4 should be properly completed, and a completed Form W-8 should be provided to the Fund in order to avoid backup withholding on distributions, redemptions or other payments made by the Fund. Payments made to the account of such a shareholder by the Fund may be subject to federal income tax withholding of up to 30% of the amount of such payments in lieu of backup withholding.

FX CURRENCY VALUE FUND
----------------------
   A  shareholder which is an exempt recipient should furnish its TIN in Section
4. Exempt recipients include: certain corporations, tax-exempt pension plans, Keogh and IRA accounts, government agencies, financial institutions and registered securities and commodities dealers.
   For further information regarding backup withholding, see Section 3406 of the Code and consult with a tax adviser.
   THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS UNAUTHORIZED. NO SALESPERSON, DEALER OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION.

[Dracena Logo Graphic]  DRACENA FUNDS, INC.
                        FX CURRENCY VALUE FUND

APPLICATION & NEW ACCOUNT REGISTRATION
-----------------------------------------------------------------------------

INSTRUCTIONS:                           RETURN THIS COMPLETED FORM TO:
FOR WIRING INSTRUCTIONS OR FOR          DRACENA FUNDS, INC.
ASSISTANCE IN COMPLETING THIS           C/O RODNEY SQUARE
FORM CALL (800) 282-2319                MANAGEMENT CORPORATION
                                        P.O. BOX 8987
                                        WILMINGTON, DE  19899-9752
-----------------------------------------------------------------------------
PORTFOLIO SELECTION ($1,000 MINIMUM)

  AMOUNT TO BE INVESTED  $ __________________

 ___ By check.  (Make payable to "FX Currency Value Fund")
 ___ By wire.  Call 1-800-282-2319 for Instructions.
     Bank from which funds will be
          wired ___________________________wire date _________________
-----------------------------------------------------------------------------
ACCOUNT REGISTRATION -- JOINT TENANTS USE LINES 1 AND 2; CUSTODIAN FOR A MINOR, USE LINES 1 AND 3; CORPORATION, TRUST OR OTHER ORGANIZATION OR ANY FIDUCIARY CAPACITY, USE LINE 4.

1. Individual   __________________ ____ ___________________ __________________
                   First Name      M.I.  Last Name           Customer Tax
                                                                ID No.*
2. Joint Tenancy** ________________ ____ ___________________ __________________
                    First Name      M.I.  Last Name           Customer Tax
                                                                ID No.*
3. Gifts to Minors*** __________________________ __________________
                        Minor's Name              Customer Tax ID No.*

            under the ______
                      State
4. Other Registration ___________________________________ __________________
                                                           Customer Tax ID No.*

5. If Trust, Date of Trust Instrument: ________________________________________
6. ____________________________________________
                   Your Occupation

7.  _____________________________________   ____________________________________
    Employer's Name                          Employer's Address

* Customer Tax Identification No.: (a) for an individual, joint tenants, or a custodial account under the Uniform Gifts/Transfers to Minors Act, supply the Social Security number of the registered account owner who is to be taxed; (b) for a trust, a corporation, a partnership, an organization, a fiduciary, etc., supply the Employer Identification number of the legal entity or organization that will report income and/or gains.

**  "Joint Tenants with Rights of Survivorship" unless otherwise specified.

*** Regulated by the state's Uniform Gift/Transfers to Minors Act.

-----------------------------------------------------------------------------
ADDRESS OF RECORD

_______________________________________________________________________________
                  Street

_______________________________________________________________________________
                   City                    State                     Zip Code
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
DISTRIBUTION OPTIONS          IF THESE BOXES ARE NOT CHECKED, ALL DISTRIBUTIONS
WILL BE INVESTED IN ADDITIONAL SHARES.

                                          Pay Cash for:
                         Income Dividends                   Other

FX CURRENCY VALUE FUND         ___                           ___

-----------------------------------------------------------------------------
CHECK ANY OF THE FOLLOWING IF YOU WOULD LIKE ADDITIONAL INFORMATION ABOUT A PARTICULAR PLAN OR SERVICE SENT TO YOU.

      ___  AUTOMATIC INVESTMENT PLAN       ___  SYSTEMATIC WITHDRAWAL PLAN


-----------------------------------------------------------------------------
RIGHTS OF ACCUMULATION (SEE PROSPECTUS) INDICATE ANY RELATED ACCOUNT(S) IN FUNDS OR PORTFOLIOS IN THE DRACENA FUNDS, INC. COMPLEX WHICH WOULD QUALIFY FOR A REDUCED SALES LOAD AS OUTLINED UNDER "PURCHASE OF SHARES - RIGHTS OF ACCUMULATION" IN THE PROSPECTUS.


______________________  ___________  ______________________  ________________
    Fund/Portfolio      Account No.     Registered Owner       Relationship

______________________  ___________  ______________________  ________________
    Fund/Portfolio      Account No.     Registered Owner       Relationship

------------------------------------------------------------------------------
LETTER OF INTENT
I agree to the Letter of Intent provisions set forth below. I am not obligated but intend to invest an aggregate amount of at least:

   ___ $50,000   ___ $100,000   ___ $250,000   ___ $500,000   ___ $1,000,000

Under the terms described under "PURCHASE OF SHARES-Letter of Intent" in the Prospectus, over a thirteen-month period beginning ___________________________. I hereby irrevocably constitute and appoint Rodney Square Management Corporation ("Rodney Square") as my agent and attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

I understand that this letter is not effective until it is accepted by Rodney Square.

_______________________________________    __________________________________
Authorized Signature                       Authorized Signature

-----------------------------------------------------------------------------
SALES LOAD WAIVERS   PLEASE INDICATE IN THE SPACE PROVIDED THE NATURE OF YOUR
ELIGIBILITY FOR A WAIVER OF SALES LOADS. (SEE "PURCHASE OF SHARES-REDUCED SALES CHARGES" IN THE PROSPECTUS.)

Nature of Affiliation _______________________________________________________
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
CERTIFICATIONS AND SIGNATURE(S)     PLEASE SIGN EXACTLY AS REGISTERED UNDER
"ACCOUNT REGISTRATION."
I have received and read the Prospectus for the Dracena Funds, Inc. and agree to its terms; I am of legal age. I understand that investment in these shares involves investment risks, including possible loss of principal. If a corporate customer, I certify that appropriate corporate resolutions authorizing investment in the Dracena Funds, Inc. have been duly adopted.

I certify under penalties of perjury that the Social Security number or taxpayer identification number shown above is correct. Unless the box below is checked, I certify under penalties of perjury that I am not subject to backup withholding because the Internal Revenue Service (a) has not notified me that I am as a result of failure to report all interest or dividends, or (b) has notified me that I am no longer subject to backup withholding. The certifications in this paragraph are required from all nonexempt persons to prevent backup withholding of 31% of all taxable distributions and gross redemption proceeds under the federal income tax law.

   ___ Check here if you are subject to backup withholding.

Signature _______________________________________ Date _______________

Signature _______________________________________ Date _______________
           Joint Owner/Trustee

Check one:  ___ Owner  ___ Trustee  ___ Custodian  ___ Other __________________

-----------------------------------------------------------------------------
IDENTIFICATION OF SERVICE ORGANIZATION

We authorize Rodney Square and Rodney Square Distributors, Inc. ("Rodney Square Distributors"), in the case of transactions by telephone, to act as our agents in connection with transactions authorized by this order form.

Service Organization Name and Code _____________________________________ ______

Branch Address and Code ________________________________________________ _____

Representative or Other Employee Code _________________________________________

Authorized Signature of Service Organization __________________________________

Telephone (    ) _________________

[Dracena Logo Graphic]  DRACENA FUNDS, INC.
                        FX CURRENCY VALUE FUND

APPLICATION FOR TELEPHONE REDEMPTION OPTION
-----------------------------------------------------------------------------
Telephone redemption permits redemption of fund shares by telephone, with proceeds directed only to the fund account address of record or to the bank account designated below. For investments by check, telephone redemption is available only after these shares have been on the Fund's books for 10 days.

This form is to be used to add or change the telephone redemption option on your Dracena Funds, Inc. account(s).
-----------------------------------------------------------------------------
ACCOUNT INFORMATION

          Portfolio Name(s): ______________________________________

          Fund Account Number(s): __________________________________
                                   (Please provide if you are a
                                     current account holder:)

     REGISTERED IN THE NAME(S) OF: __________________________________

                                   __________________________________

                                   __________________________________

     REGISTERED ADDRESS:           __________________________________

                                   __________________________________

NOTE:  If this form is not submitted together with the application, a corporate
resolution  must  be  included  for  accounts  registered  to  other  than   an
individual, a fiduciary or partnership.
-----------------------------------------------------------------------------
REDEMPTION INSTRUCTIONS

          ___  Add          ___  Change

CHECK ONE OR MORE.

          ___ Mail proceeds to my fund account address or record (must be $10,000 or less and address must be established for a minimum of 60 days)

          ___  Mail proceeds to my bank

          ___  Wire proceeds to my bank (minimum $2,000)

          ___  All of the above
Telephone redemption by wire can be used only with financial institutions that are participants in the Federal Reserve Bank Wire System. If the financial institution you designate is not a Federal Reserve participant, telephone redemption proceeds will be mailed to the named financial institution. In either case, it may take a day or two, upon receipt for your financial institution to credit your bank account with the proceeds, depending on its internal crediting procedures.

-----------------------------------------------------------------------------

BANK INFORMATION PLEASE COMPLETE THE FOLLOWING INFORMATION ONLY IF PROCEEDS MAILED/WIRED TO YOUR BANK WAS SELECTEED. A VOIDED BANK CHECK MUST BE ATTACHED TO THIS APPLICATION.

     Name of Bank            _____________________________________________

     Bank Routing Transit #  _____________________________________________

     Bank Address            _____________________________________________

     City/State/Zip          _____________________________________________
     Bank Account Number     _____________________________________________

     Name(s) on Bank Account _____________________________________________

-----------------------------------------------------------------------------
AUTHORIZATIONS

      By electing the telephone redemption option, I appoint Rodney Square Management Corporation ("Rodney Square"), my agent to redeem shares of any designated Dracena Fund when so instructed by telephone. This power will continue if I am disabled or incapacitated. I understand that a request for telephone redemption may be made by anyone, but the proceeds will be sent only to the account address of record or to the bank listed above. Proceeds in excess of $10,000 will only be sent to your predesignated bank. By signing below, I agree on behalf of myself, my assigns, and successors, not to hold Rodney Square and any of its affiliates, or any Dracena Fund responsible for acting under the powers I have given Rodney Square. I also agree that all account and registration information I have given will remain the same unless I instruct Rodney Square otherwise in a written form, including a signature guarantee. If I want to terminate this agreement, I will give Rodney Square at least ten days notice in writing. If Rodney Square or the Dracena Funds want to terminate this agreement, they will give me at least ten days notice in writing.

ALL OWNERS ON THE ACCOUNT MUST SIGN BELOW AND OBTAIN SIGNATURE GUARANTEE(S).

____________________________________    ____________________________________
   Signature of Individual Owner          Signature of Joint Owner (if any)

___________________________________________________________________________
Signature of Corporate Officer, Trustee or other -- please include your title

You must have a signature(s) guaranteed by an eligible institution acceptable to the Fund's transfer agent, such as a bank, broker/dealer, government securities  dealer,  credit  union, national  securities  exchange,  registered securities association, clearing agency or savings association. A Notary Public is not an acceptable guarantor.

                         SIGNATURE GUARANTEE(S) (stamp)

      MANAGEMENT COMPANY                                    FX
    DRACENA FUNDS GROUP, INC.                            CURRENCY
                                                          VALUE
     CO-INVESTMENT ADVISER                                 FUND
           KAM, INC.

     CO-INVESTMENT ADVISER
 PRINCETON INTERNATIONAL L.L.P.

     CO-INVESTMENT ADVISER                               PROSPECTUS
ROHDEN CAPITAL MANAGEMENT, LTD.                        JUNE 20, 1995

         ADMINISTRATOR
 RODNEY SQUARE MANAGEMENT CORP.                   --------------------------

          DISTRIBUTOR
RODNEY SQUARE DISTRIBUTORS, INC.

          CUSTODIAN                                   MANAGEMENT COMPANY:
       BARCLAYS BANK PLC                           DRACENA FUNDS GROUP, INC.

                                                       DRACENA LOGO